Exhibit 99.2
SUPPLEMENTAL FINANCIAL DATA Q2 2023

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2023, unless otherwise noted.

3 Second Quarter 2023 Results  Net income of $253.4 million1, or $1.87 per common share  Distributable earnings of $51.3 million2, or $0.36 per common share  Declared dividends totaling $0.40 per common share Earnings / Dividends  Return on Equity3 of 47.7%  Distributable Return on Equity4 of 9.3%  Dividend Yield5 of 14.2% Returns  CRE originations of $511.6 million  SBA loan originations of $120.8 million  Residential mortgage loan originations of $423.6 million Loan Originations6 / Acquisitions 1. Before dividends on preferred securities and inclusive of non-controlling interest 2. Before dividends on preferred securities and inclusive of non-controlling interest. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3. Return on equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period 4. Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 5. Q2 dividend yield for the period is based on the 6/30/2023 closing share price of $11.28 6. Represents fully committed amounts

4 Second Quarter 2023 Results (continued)  Initiated a new share repurchase program authorizing the repurchase of $100.0 million of the Company’s common stock. The Company acquired approximately 1.7 million shares of the Company’s common stock at an average price of $10.82.  Completed a securitization of $649 million of floating rate SBC loans and sold $509 million of senior bonds at a weighted average cost of SOFR + 2.94% Capital Markets  Net book value per share of $14.52 per common share  Total leverage of 3.5x and recourse leverage ratio of 1.0x1 Balance Sheet 1. Recourse leverage ratio excludes $1.1 billion of secured borrowings that are non-recourse to the Company.  The Company completed a merger with Broadmark Realty Capital Inc., a specialty real estate finance company specializing in originating and servicing residential and commercial construction loans, to create the 4th largest commercial mortgage REIT. Broadmark Merger

5 Return on Equity 1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the “Distributable Earnings Reconciliation” slide. 3. ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line’s average monthly equity. 4. Includes Employee Retention Credit processing fee income. 5. Non-recurring gains, losses and expenses before applicable tax expenses.

6 Diversified, Complementary, & Scalable Platforms 63% 1% 9% 12% 6% 6% 3% Bridge Freddie Mac Fixed rate/CMBS Construction Other Small Business Lending Residential Mortgage Banking PORTFOLIO BREAKDOWN1 REVENUE BREAKDOWN2 ($ in thousands) $46,328 $4,477 $18,930 $7,446 $845 $19,444 $12,271 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Bridge Fixed rate/ CMBS ConstructionFreddie Mac Other Small Business Lending Residential Mortgage Banking 3 1. Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables. 2. Based on QTD Distributable Earnings including interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 3. Loans with the “Other” classification are generally SBC acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories. 3

7 SBC and SBA Investment by Platform $955.2 $531.9 $189.7 $110.2 $123.1 $5.9 $8.3 $58.0 $4.0 $3.9 $36.0 $116.4 $167.3 $19.4 $255.5 $174.5 $475.6 $276.9 $384.6 $1.5 $128.3 $133.6 $136.9 $92.3 $120.8 $0 $400 $800 $1,200 $1,600 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Bridge Fixed Rate/CMBS Construction Freddie Mac Acquired SBA $1,027.5 $964.7 $502.8 $632.4 1. Origination volumes are based on fully committed amounts in millions QUARTERLY INVESTMENT ACTIVITY1 $1,382.4

8 SBC Lending and Acquisitions 1. Excludes joint venture investments 2. 72% of fixed rate loans match funded 3. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation 4. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs 5. Includes originated SBC floating rate loans that are included in our RCMT securitization and therefore, categorized as Fixed/CMBS 6. Loans with the “Other” classification are generally SBC acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 7. Gross of general reserves GROSS LEVERED YIELD PRODUCT TYPE LOAN COUNT(1) UPB BOOK VALUE(7) WA LTV WA COUPON FIXED/FLOAT(2) 60+ Days Past Due 2,278 $10.2B $10.1B 65.2% 8.8% 21.8 / 78.2% 4.6% FIXED RATE(5) 235 $994M $997M 60.6% 5.2% 98.7 / 1.3% 2.1% BRIDGE 566 $7.20B $7.16B 68.6% 8.9% 0.6 / 99.4% 2.6% CONSTRUCTION (RC ORIGINATED) 4 $35M $34M 48.9% 8.3% 100.0 / 0.0% 0.0% MOSAIC ACQUIRED ASSETS 19 $607M $603M 64.5% 13.0% 32.2 / 67.8% 8.9% BROADMARK ACQUIRED ASSETS 150 $813M $779M 60.2% 10.5% 94.2 / 5.8% 22.2% OTHER(6) 1,304 $528M $522M 38.3% 6.4% 38.7 / 61.3% 4.2% 2,278 $10.2B $10.1B 65.2% 8.8% 21.8 / 78.2% 4.6% ORIGINATED 830 $8.29B $8.25B 67.5% 8.5% 12.9 / 87.1% 2.6% ACQUIRED 1,448 $1.89B $1.84B 55.2% 10.2% 61.0 / 39.0% 13.1% CURRENT QUARTER HIGHLIGHTS 11.3% 10.5% 11.1% 10.9% 10.2% 0.9% 1.0% 0.5% 0.6% 1.3% 0% 5% 10% 15% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Income on joint venture investments and gains on loans, held for sale Gross levered yield (ex. gains) 3 4 • Bridge loan originations of $123.1 million at average spread of plus 466 bps • SBC money up pipeline of $1.2 billion, including $94.8 million funded in July. • Mosaic Acquired Assets protected against losses due to a $61 million contingent equity right reserve

9 Small Business Lending GROSS LEVERED YIELD LOAN COUNT UPB BOOK VALUE WA LTV WA COUPON FIXED/FLOAT 60+ Days Past Due 2,672 $570M $540M 90.5% 9.9% 0.3 / 99.7% 2.2% CURRENT QUARTER HIGHLIGHTS 15.2% 15.0% 19.6% 19.5% 20.9% 27.6% 24.2% 22.5% 20.8% 22.7% 0% 20% 40% 60% 80% 100% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Gross levered yield (ex. gains) Gains on loans, held for sale 1. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs; excludes impairment 2. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation 1 2 • SBA net sales premiums peaking at 13.9% and averaging 9.1% net • $120.8 million of SBA loan originations, including $31.5 million of small balance loan originations. • Current money up pipeline of $170 million, including $21.1 million funded in July

10 Loan Portfolio Composition 23% 16% 11% 11% 39% Small Business Lending Lodging Retail Doctors Eating Place Other 1. Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities 8% 69% 5% 5% 13% SBC Lending and Acquisitions Multi-family Mixed-use Retail Office Other Investments PROPERTY TYPE1 GEOGRAPHY1 20% 10% 7% 6% 6% 51% SBC Lending and Acquisitions Texas California Georgia Arizona Florida Other 18% 11% 6% 7% 5% 53% Small Business Lending California Texas Florida Washington Oregon Other

11 QUARTERLY ORIGINATIONS UPB $423.6M Residential Mortgage Banking 84% 16% Production by Purpose Purchased Refinanced QUARTERLY SALES UPB $410.7M 68% 27% 5% Sales by Investor Fannie/Freddie Ginnie Mae Other MSR PORTFOLIO UPDATE ($ in billions) 46% 32% 22% Production by Platform Retail Correspondent Wholesale $11.7 $12.0 $12.1 $12.2 $12.3 3.4% 3.5% 3.6% 3.6% 3.7% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $2 $4 $6 $8 $10 $12 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 UPB WAC

12 Loan Portfolio – Risk Rating BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period. RISK RATING DISTRIBUTION RISK RATING CRITERIA 85% 5% 4% 6% 88% 3% 5% 4% 0% 20% 40% 60% 80% 100% 1 & 2 3 4 5 SBC SBA 1.48 1.52 1.68 1.70 2.07 1.70 1.67 1.66 1.67 1.71 - 0.50 1.00 1.50 2.00 2.50 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 SBC SBA AVERAGE RISK RATING

13 Financial Flexibility 11% 19% 42% 8% 12% 8% $2.1B Total Unencumbered Assets Unrestricted cash Securities Loans Servicing rights REO Other Assets UNENCUMBERED ASSET POOL HIGHLIGHTS $115 $120 $761 $100 $146 $0 $200 $400 $600 $800 2023 2024 2025 2026 2027 2028 and beyond CORPORATE DEBT MATURITY PROFILE ($ in millions) • Diversified unencumbered asset pool of $2.1 billion, including $228 million of unrestricted cash • 2.4x unencumbered assets to unsecured debt • $3.9 billion in available warehouse borrowing capacity across 22 counterparties • Limited usage of securities repo financing at 4.0% of total debt • Full mark to market liabilities and credit mark to market liabilities represent 17% of total debt • 91% of corporate debt maturities in 2025 or later

14 Debt - Leverage Corporate Debt PPPLF Securitized Debt Obligations Non-Recourse Secured Borrowings Recourse Secured Borrowings <0.1x 2.1x 0.4x 0.5x 0.5x Debt Balance Leverage Ratio • Total leverage of 3.5x • Recourse leverage ratio of 1.0x • Majority of secured borrowings subject to non-recourse or limited recourse terms Recourse Leverage by Reporting Segment(1) ($ in millions) $875 $192 $229 $1,222 0.3x 1.6x 1.8x 0.5x -2.0 0.0 2.0 4.0 6.0 8.0 10.0 $0 $500 $1,000 $1,500 SBC SBL Residential Corporate Debt Recourse Leverage 1. Recourse leverage by reporting segment is based on the segment recourse debt balance over invested equity in the segment and excludes guaranteed loan financings $111 $5,395 $1,100 $1,296 $1,222

15 Financial Snapshot Investment Type Average Carrying Value(1) Gross Yield(2) Average Debt Balance Debt Cost (3) Levered Yield SBC Lending and Acquisitions $ 10,041,285 8.8% $ 7,338,842 7.8% 11.5% Small Business Lending $ 360,014 22.7% $ 223,013 9.8% 43.6% Total $ 10,401,299 9.3% $ 7,561,855 7.8% 14.2% Book Equity Value Metrics Common Stockholders' equity $ 2,491,724 Common Stockholders' equity (adjusted)(5) $ 2,491,666 Total Common Shares outstanding 171,651,924 Net Book Value per Common Share $ 14.52 Adjusted Net Book Value per Common Share $ 14.52 Loan Portfolio Metrics (4) % Fixed vs Floating Rate 21% / 79% % Originated vs Acquired 81% / 19% Weighted Average LTV - SBC 65% Weighted Average LTV - SBA 91% Q2 2023 Earnings Data Metrics Net income | Distributable earnings $ 253,373 | $51,283 Earnings per share - Basic and diluted $1.87 | $1.76 Distributable Earnings per share - Basic and diluted $0.36 | $0.35 Return on Equity per Common Share 47.7% Distributable Return on Equity per Common Share 9.3% Dividend Yield (6) 14.2% Servicing Portfolio Metrics SBA servicing rights - UPB $ 1,100,239 SBA servicing rights- carrying value $ 24,328 Multi-family servicing rights - UPB $ 5,264,796 Multi-family servicing rights - carrying value $ 70,565 Residential servicing rights - UPB $ 12,267,538 Residential servicing rights - carrying value $ 201,471 1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances 2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 6/30/2023 on an annualized basis. 4. Excludes loans, held for sale, at fair value 5. Excludes the equity component of our 2017 convertible note issuance. 6. Q2 Dividend yield for the period is based on the 6/30/2023 closing share price of $11.28

APPENDIX Additional Financial Information

17 Balance Sheet by Quarter

18 Statement of Income by Quarter

19 Distributable Earnings Reconciliation by Quarter The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies. We calculate Distributable earnings as GAAP net income (loss) excluding the following: i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses ii) any realized gains or losses on sales of certain MBS iii) any unrealized gains or losses on Residential MSRs iv) any unrealized change in current expected credit loss reserve v) any unrealized gains or losses on de-designated cash flow hedges vi) any non-cash compensation expense related to stock-based incentive plan vii) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments. In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance. To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.